Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Elite Energies, Inc. for the period ended December 31, 2012, I, Stephen Wan, Chief Financial Officer of Elite Energies, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended December 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of Elite Energies, Inc.

Date: February 19, 2013	By: /s/Stephen Wan
Stephen Wan Chief Financial Officer (Principal Financial Officer)